UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 23, 2018

RICE MIDSTREAM PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	1-36789	47-1557755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Liberty Avenue, Suite 1700
Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

(412) 553-5700

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

On July 23, 2018, EQT Midstream Partners, LP (EQM) completed its previously announced acquisition of Rice Midstream Partners LP (RMP) pursuant to the Agreement and Plan of Merger, dated as of April 25, 2018 (the Merger Agreement), by and among EQM, EQT Midstream Services, LLC, the general partner of EQM, EQM Acquisition Sub, LLC, a wholly owned subsidiary of EQM (Merger Sub), EQM GP Acquisition Sub, LLC, a wholly owned subsidiary of EQM (GP Merger Sub), RMP, Rice Midstream Management LLC, the general partner of RMP (the RMP General Partner), and, solely for purposes of certain provisions therein, EQT Corporation (EQT). Pursuant to the terms of the Merger Agreement, on July 23, 2018, (i) Merger Sub merged with and into RMP (the Merger) with RMP continuing as the surviving limited partnership in the Merger and a wholly owned indirect subsidiary of EQM (the Surviving Entity) and (ii) GP Merger Sub merged with and into the RMP General Partner, with the RMP General Partner continuing as the surviving entity and a wholly owned indirect subsidiary of EQM (the Surviving GP Entity).

Item 1.02. Termination of a Material Definitive Agreement.

On July 23, 2018, in connection with the completion of the Merger, the Amended and Restated Employee Secondment Agreement, dated as of November 13, 2017, by and among EQT, EQT RE, LLC and RMP was terminated.

Also in connection with the completion of the Merger, on July 23, 2018, all outstanding obligations in respect of principal, interest and fees under that certain Credit Agreement, dated as of December 22, 2014, by and among RMP, as parent guarantor, Rice Midstream OpCo LLC, as borrower, Wells Fargo Bank, N.A., as administrative agent, and the lenders and other parties from time to time party thereto (the Credit Agreement), were repaid and the Credit Agreement was terminated.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

At the effective time of the Merger (the Effective Time), (i) each common unit representing a limited partner interest in RMP (each, an RMP Common Unit) issued and outstanding immediately prior to the Effective Time was converted into the right to receive 0.3319 common units representing limited partner interests in EQM (the EQM Common Units) (the Merger Consideration), (ii) the issued and outstanding incentive distributions rights of RMP were cancelled and (iii) each outstanding award of phantom units in respect of RMP Common Units fully vested and converted into the right to receive the Merger Consideration, less applicable tax withholding, in respect of each RMP Common Unit subject thereto. The aggregate Merger Consideration consisted of approximately 34 million EQM Common Units.

The issuance of EQM Common Units in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to EQM’s registration statement on Form S-4 (File No. 333-225018) (as amended, the Registration Statement) filed with the U.S. Securities and Exchange Commission (the SEC) and declared effective on June 20, 2018. The definitive proxy statement/prospectus, dated June 20, 2018, of EQM and RMP that forms part of the Registration Statement (the Proxy Statement/Prospectus) contains additional information about the Merger and the other transactions contemplated in connection therewith.

The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was attached as Exhibit 2.1 to RMP’s Current Report on Form 8-K filed with the SEC on April 26, 2018 and is incorporated herein by reference.

Item 3.01.                Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, RMP notified the New York Stock Exchange (the NYSE) that trading in RMP Common Units should be suspended and the listing of RMP Common Units on the NYSE should be terminated. The trading of RMP Common Units on the NYSE was suspended before the opening of the market on July 23, 2018. RMP also requested that the NYSE file with the SEC an application on Form 25 to delist and deregister the RMP Common Units under Section 12(b) of the Securities Exchange Act of 1934, as amended (the Exchange Act). Furthermore, RMP intends to file with the SEC a Form 15 requesting that the reporting obligations of RMP under Sections 13(a) and 15(d) of the Exchange Act be suspended as soon as practicable.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.                Material Modification to Rights of Security Holders.

Pursuant to the Merger Agreement, on July 23, 2018, (i) each outstanding RMP Common Unit was converted into the right to receive the Merger Consideration and (ii) each outstanding award of phantom units in respect of RMP Common Units fully vested and converted into the right to receive the Merger Consideration, less applicable tax withholding, in respect of each RMP Common Unit subject thereto.

As of the Effective Time, holders of RMP Common Units immediately prior to the Effective Time ceased to have any rights as unitholders of RMP (other than the right to receive the Merger Consideration or as otherwise provided by the Merger Agreement or by law). The rights of holders of EQM Common Units are governed by EQM’s First Amended and Restated Agreement of Limited Partnership, as amended. EQM’s First Amended and Restated Agreement of Limited Partnership, which is filed as Exhibit 3.2 to the Current Report on Form 8-K of EQM filed on July 2, 2012, and the description of EQM Common Units contained under the caption “Description of EQM Common Units” in the Proxy Statement/Prospectus are incorporated herein by reference.

The information set forth in the Introductory Note, Item 2.01, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.01.                Changes in Control of Registrant.

A change of control of RMP occurred on July 23, 2018 upon the filing of the certificate of merger with respect to the Merger with the Secretary of State of the State of Delaware, at which time Merger Sub merged with and into RMP, with RMP continuing to exist as a Delaware limited partnership.

As a result of the Merger, RMP became a wholly owned indirect subsidiary of EQM, with EQM owning all RMP Common Units.

The information set forth in the Introductory Note, Item 2.01 and Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the closing of the Merger, all of the officers and members of the board of directors of the RMP General Partner ceased to serve in such positions, and the following persons were elected to the following positions at the Surviving GP Entity:

NAME	TITLE
Jeremiah J. Ashcroft III	President and Manager
Daniel A. Greenblatt	Treasurer
Robert J. McNally	Manager
Jimmi Sue Smith	Assistant Treasurer and Manager

Item 5.03.             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 23, 2018, the Amended and Restated Agreement of Limited Partnership of RMP was amended and restated as set forth in Exhibit 3.1 to this Current Report on Form 8-K, and as so amended and restated became the agreement of limited partnership of the Surviving Entity.  Also on July 23, 2018, the Amended and Restated Limited Liability Company Agreement of the Surviving GP Entity was amended and restated as set forth in Exhibit 3.2 to this Current Report on Form 8-K, and as so amended and restated became the limited liability company agreement of the Surviving GP Entity.

The foregoing disclosures are qualified in their entirety by reference to Exhibit 3.1 and Exhibit 3.2 of this Current Report on Form 8-K, which are incorporated into this Item 5.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1

Agreement and Plan of Merger, dated as of April 25, 2018, by and among EQT Midstream Partners, LP, EQT Midstream Services, LLC, EQM Acquisition Sub, LLC, EQM GP Acquisition Sub, LLC, Rice Midstream Partners LP, Rice Midstream Management LLC and, solely for purposes of certain provisions thereof, EQT Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Rice Midstream Partners LP (File No. 001-36789) filed on April 26, 2018).

3.1	Second Amended and Restated Agreement of Limited Partnership of Rice Midstream Partners LP

3.2	Second Amended and Restated Limited Liability Company Agreement of Rice Midstream Management LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICE MIDSTREAM PARTNERS LP

	By:	Rice Midstream Management LLC, its General Partner

Dated: July 23, 2018	By:	/s/ Jeremiah J. Ashcroft III
		Name:	Jeremiah J. Ashcroft III
		Title:	President